UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 19, 2019

SOUTH MOUNTAIN MERGER CORP.
(Exact name of registrant as specified in its charter)

Delaware	6770	83-3780685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue, 9th Floor New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(646) 446-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one third of one warrant	SMMCU	Nasdaq
Shares of Class A common stock	SMMC	Nasdaq
Warrants included as part of the units	SMMCW	Nasdaq

Item 8.01	Other Events.

On June 24, 2019, South Mountain Merger Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”), including the issuance of 2,500,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on May 31, 2019 (File No. 333-231881) and subsequently amended on June 17, 2019. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $250,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 6,954,500 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, South Mountain LLC (the “Sponsor”), generating gross proceeds to the Company of $6,954,500. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $250,000,000, comprised of $245,445,500 of the proceeds from the IPO, including approximately $7,970,375 of the underwriters’ deferred discount, and $4,554,500 of the proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at Citibank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its regulatory compliance costs and its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to provide for the redemption of its public shares in connection with an initial business combination or to redeem 100% of its public shares if it does not complete its initial business combination within the completion window, or (ii) with respect to any provisions relating to the rights of holders of the Company’s Class A common stock; and (3) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within the completion window, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	A Underwriting Agreement, dated June 19, 2019, between the Company and Citigroup Global Markets Inc., as underwriter.

•	A Warrant Agreement, dated June 19, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated June 19, 2019, among the Company, its officers and directors and South Mountain LLC.

•	An Investment Management Trust Agreement, dated June 19, 2019, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated June 19, 2019, among the Company and certain other security holders named therein.

•	A Private Placement Warrant Purchase Agreement, dated June 19, 2019, between the Company and South Mountain LLC.

•	An Indemnity Agreement, dated June 19, 2019, between the Company and Charles B. Bernicker.

•	An Indemnity Agreement, dated June 19, 2019, between the Company and Nicholas Dermatas.

•	An Indemnity Agreement, dated June 19, 2019, between the Company and Robert L. Metzger.

•	An Indemnity Agreement, dated June 19, 2019, between the Company and Douglas J. Pauls.

•	An Administrative Services Agreement, dated June 19, 2019, between the Company and an affiliate of South Mountain LLC.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated June 19, 2019, between the Company and Citigroup Global Markets Inc., as underwriter.
4.4	Warrant Agreement, June 19, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated June 19, 2019, among the Company, its officers and directors and South Mountain LLC.
10.2	Investment Management Trust Agreement, dated June 19, 2019, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated June 19, 2019, among the Company and certain other security holders named therein.
10.4	Private Placement Warrant Purchase Agreement, dated June 19, 2019, between the Company and South Mountain LLC.
10.5	Indemnity Agreement, dated June 19, 2019, between the Company and Charles B. Bernicker.
10.6	Indemnity Agreement, dated June 19, 2019, between the Company and Nicholas Dermatas.
10.7	Indemnity Agreement, dated June 19, 2019, between the Company and Robert L. Metzger.
10.8	Indemnity Agreement, dated June 19, 2019, between the Company and Douglas J. Pauls.
10.9	Administrative Services Agreement, dated June 19, 2019, between the Company and an affiliate of South Mountain LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

South Mountain Merger Corp.

Date: June 25, 2019	By:	/s/ Nicholas Dermatas
		Name:	Nicholas Dermatas
		Title:	Chief Financial Officer and Secretary

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